                     WaMu Mortgage Pass-Through Certificates
                                Series 2003-AR11

                               Marketing Materials

                          [$574,732,100] (Approximate)

                            [Washington Mutual LOGO]

                   Washington Mutual Mortgage Securities Corp.
                          Depositor and Master Servicer

                           Washington Mutual Bank, FA
                                    Servicer

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

WaMu Mortgage Pass-Through Certificates, Series 2003-AR11
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

Preliminary Term Sheet                           Date Prepared: October 24, 2003

                                    Contacts

                                Mortgage Trading:
                                -----------------

                    Brian Hargrave            (212) 526-8320
                    Rich McKinney             (212) 526-8320
                    Brendan Garvey            (212) 526-8315

                                   Syndicate:
                                   ----------

                    Kevin White               (212) 526-9519
                    Daniel Covello            (212) 526-9519
                    Paul Tedeschi             (212) 526-9519

                                Mortgage Finance:
                                -----------------

                    Stan Labanowski           (212) 526-6211
                    Mike Hitzmann             (212) 526-5806
                    Andrea Lenox              (212) 526-9637
                    Darius Houseal            (212) 526-9466

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

WaMu Mortgage Pass-Through Certificates, Series 2003-AR11
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

Preliminary Term Sheet                           Date Prepared: October 24, 2003

            WaMu Mortgage Pass-Through Certificates, Series 2003-AR11 [$574,732,100] (Approximate, Subject to +/- 10% Variance)

                      Publicly Offered Senior Certificates
                    5/1 Hybrid ARM Residential Mortgage Loans

=====================================================================================================================
               Principal          WAL (Yrs)     Pmt Window (Mths)
                Amount         To Auct or Wtd     To Auct or Wtd     Interest                       Expected Ratings
Class(1)     (Approx.)(2)     Avg Roll/Mat(3)    Avg Roll/Mat(3)    Rate Type     Tranche Type    [Moody's/S&P/Fitch]
--------   ----------------   ---------------   -----------------   ---------   ---------------   -------------------
    A-1    [$113,047,000.00]       0.50/NA             1-12/NA       1.590(4)      Senior SEQ         Aaa/AAA/AAA
    A-2     [$50,521,000.00]       1.25/NA            12-18/NA       2.440(4)      Senior SEQ         Aaa/AAA/AAA
    A-3     [$84,977,000.00]       2.00/NA            18-30/NA       4.000(4)      Senior SEQ         Aaa/AAA/AAA
    A-4     [$64,720,000.00]       3.00/NA            30-42/NA       3.685(4)      Senior SEQ         Aaa/AAA/AAA
    A-5     [$61,711,000.00]       4.12/NA            42-58/NA       3.845(4)      Senior SEQ         Aaa/AAA/AAA
    A-6    [$186,754,000.00]       4.82/NA            58-58/NA       3.985(4)      Senior SEQ         Aaa/AAA/AAA
    B-1      [$6,068,000.00]     4.54/7.24          1-58/1-359       4.117(5)    Subordinate PT        Aa2/AA/AA
    B-2      [$4,623,000.00]     4.54/7.24          1-58/1-359       4.117(5)    Subordinate PT          A2/A/A
    B-3      [$2,311,000.00]     4.54/7.24          1-58/1-359       4.117(5)    Subordinate PT       Baa2/BBB/BBB
---------------------------------------------------------------------------------------------------------------------
   R(6)                $100                                                     Senior Residual        Aaa/AAA/AAA
  X-1(7)           Notional           Information Not Provided Hereby              Senior IO           Aaa/AAA/AAA
  X-2(7)           Notional                                                        Senior IO           Aaa/AAA/AAA
    B-4        [$866,000.00]                                                     Subordinate PT         Ba2/BB/BB
    B-5        [$866,000.00]           Privately Offered Certificates            Subordinate PT          B2/B/B
    B-6      [$1,448,222.00]                                                     Subordinate PT           NR/NR
=====================================================================================================================
  Total:   [$577,912,322.00]

(1) As described herein the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A6 (the "Sequential Senior Certificates") are subject to a Mandatory Auction Call (as described herein).

(2) The Certificates (as described herein) are collateralized by a pool of 5/1 ARM loans. Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 10%.

(3) The WAL and Payment Window for the Sequential Senior Certificates are shown to the Auction Distribution Date (as described herein), using the Pricing Prepayment Speed. The WAL and Payment Window for the Public Subordinate Certificates are shown to the Distribution Date in August 2008 (the "Weighted Average Roll Date").

(4) For every Distribution Date on or prior to the Auction Distribution Date, the Sequential Senior Certificates (excluding the Class A-3 Certificates) will have an interest rate equal to the lesser of (a) the fixed interest rate for such class and (b) the Adjusted Net WAC Cap for such class, (as described herein). For every Distribution Date on or prior to the Auction Distribution Date, the Class A-3 Certificates will have an interest rate equal to the lesser of (a) the fixed interest rate for such class and (b) the weighted average Net Mortgage Rate for each Mortgage Loan (such weighted average, the "Net WAC"). For every Distribution Date after the Auction Distribution Date, the interest rate for the Sequential Senior Certificates will be equal to the Net WAC of the Mortgage Loans.

(5) For every Distribution Date, the Subordinate Certificates will have an interest rate equal to the Net WAC of the Mortgage Loans. As of the Statistical Calculation Date, the Net WAC for the initial Distribution Date is expected to be approximately [4.117]%.

(6) REMIC Residual. For each Distribution Date, the Class R Certificate will have an interest rate equal to the Net WAC of the Mortgage Loans. As of the Statistical Calculation Date, the Net WAC for the initial Distribution Date is expected to be approximately [4.117]%.

(7) The Class X-1 and Class X-2 Certificates will accrue interest, based on a Class Notional Amount (as defined herein), up to and including the Weighted Average Roll Date, equal to the excess, if any, of (a) the Net WAC of the Mortgage Loans over (b) the Class A Certificate interest rate. After the Weighted Average Roll Date, the Class X-1 and Class X-2 Certificates will no longer be entitled to receive distributions of any kind.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

WaMu Mortgage Pass-Through Certificates, Series 2003-AR11
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

Depositor and
Master Servicer:         Washington Mutual Mortgage Securities Corp. ("WMMSC")

Servicer:                Washington Mutual Bank, FA ("WMBFA")

Underwriter:             Lehman Brothers Inc.

Trustee:                 Deutsche Bank National Trust Company

Rating Agencies:         Moody's, S&P and Fitch will rate the Senior
                         Certificates and the Class B-1, Class B-2, Class B-3,
                         Class B-4 and Class B-5 Certificates. The Class B-6
                         Certificates will not be rated. It is expected that the Certificates will be assigned the credit ratings on page 3 of this Preliminary Term Sheet.

Cut-off Date:            October 1, 2003

Expected Pricing Date:   On or about October [7], 2003.

Closing Date:            On or about October [28], 2003.

Distribution Date:       The 25th day of each month (or if such day is not a
                         business day, the next succeeding business day), commencing in November 2003.

Servicing Fee:           0.375% per annum of the aggregate principal balance of
                         the Mortgage Loans.

Master Servicing Fee:    As of the Cut-off Date, the weighted average Master
                         Servicing Fee is 0.025% per annum of the aggregate principal balance of the Mortgage Loans.

Certificates:            The "Senior Certificates" will consist of the
                         Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-6 Certificates (together the "Sequential
                         Senior Certificates"), the Class X-1 and Class X-2
                         Certificates (the "Class X Certificates"), and the
                         Class R Certificate. The "Class X Certificates" will be the "Interest Only Certificates". The "Subordinate
                         Certificates" will consist of the Class B-1, Class B-2,
                         Class B-3, Class B-4, Class B-5, and Class B-6
                         Certificates. The Senior Certificates and the
                         Subordinate Certificates are collectively referred to herein as the "Certificates." The Senior Certificates, the Interest Only Certificates, and the Class B-1,
                         Class B-2, and Class B-3 Certificates (the "Public
                         Subordinate Certificates" together with the Senior
                         Certificates, the "Offered Certificates") are being offered publicly.

Accrued Interest:        The Class A-1 and Class A-2 Certificates settle flat.
                         The remaining Senior Certificates and the Public
                         Subordinate Certificates settle with accrued interest.
                         The price to be paid by investors for the remaining
                         Senior Certificates and the Public Subordinate
                         Certificates will include accrued interest from the Cut-off Date up to, but not including, the Closing Date
                         (27 days).

Delay Days:              24 days, excluding the Class A-1 and Class A-2
                         Certificates which are 0 Days.

Day Count:               30/360

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

WaMu Mortgage Pass-Through Certificates, Series 2003-AR11
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

Interest Accrual
Period: The interest accrual period with respect to the Class A-3, Class A-4, Class A-5 and Class A-6 Certificates for a given Distribution Date will be the calendar month preceding the month in which such Distribution Date occurs.

                         The interest accrual period for the Class A-1 and Class A-2 Certificates for a given Distribution Date will be period beginning on the immediately preceding Distribution Date (or on the Closing Date, in the case of the first Accrual Period) and ending on the day immediately preceding the related Distribution Date.

Registration:            The Offered Certificates will be made available in
                         book-entry form through DTC.

Federal Tax Treatment:   It is anticipated that the Class X-1 and Public
                         Subordinate Certificates will be treated as REMIC regular interests for federal tax income purposes. On or prior to the Auction Distribution Date, the Class
                         X-2 Certificates will be treated as a REMIC regular interest coupled with an interest in an interest rate cap agreement, the Class A-3 Certificates will be treated as a REMIC regular interest coupled with an interest in an auction, and the Sequential Senior
                         Certificates will be treated as REMIC regular interests coupled with an interest in an interest rate cap agreement and an interest in an auction, and thereafter the Sequential Senior Certificates will be treated as REMIC regular interests. The Class R Certificates will be treated as REMIC residual interests for federal tax income purposes.

ERISA Eligibility:       The Sequential Senior Certificates, Class X
                         Certificates and the Public Subordinate Certificates are expected to be ERISA eligible, subject to the limitations set forth in the final prospectus supplement. Prospective investors should review with their legal advisors whether the purchase and holding of the Sequential Senior Certificates, the Class X
                         Certificates, and the Public Subordinate Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Internal Revenue
                         Code or other similar laws. The Class R Certificate is not expected to be ERISA eligible.

SMMEA Treatment:         The Sequential Senior Certificates and the Class B-1
                         Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA.

Optional Termination:    The terms of the transaction allow for a termination of
                         the Offered Certificates which may be exercised once the aggregate principal balance of the Mortgage Loans is equal to or less than 5% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date
                         (the "Optional Call Date").

Weighted Average
Roll Date:               The Distribution Date in August 2008 (month 58).

Pricing Prepayment
Speed: The Offered Certificates will be priced to a 20% constant prepayment rate ("CPR").

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

WaMu Mortgage Pass-Through Certificates, Series 2003-AR11
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

Auction Administrator:   Deutsche Bank National Trust Company

Mandatory Auction:       Five business days prior to the Distribution Date in
                         August 2008 (month 58) (the "Auction Distribution
                         Date"), the Auction Administrator will auction each of the Sequential Senior Certificates (the Class A-1,
                         Class A-2, Class A-3, Class A-4, Class A-5 and Class
                         A-6 Certificates) to third-party investors. The proceeds of the auction and amounts received from the Swap Counterparty, if any, will be paid to the Auction
                         Administrator who will then distribute an amount equal to the Par Price to each of the holders of the Sequential Senior Certificates on the Auction
                         Distribution Date. These holders will be obligated to tender their respective Certificates to the Auction
                         Administrator.

                         The Swap Counterparty, pursuant to a swap contract with the Auction Administrator, will agree to pay the excess, if any, of the Par Price over the Auction Price.

Swap Counterparty:       [Wells Fargo Bank ("WFB") will guarantee the
                         obligations of the Swap Counterparty under the swap contract. The long-term debt obligations of WFB are currently rated "AA-" by S&P, "AA" by Fitch and "Aa1" by Moody's.]

Auction Price:           The price at which the Auction Administrator sells each
                         of the Sequential Senior Certificates to the third-party investors.

Par Price:               With respect to each of the Class A-1 and Class A-2
                         Certificates, the principal balance of the related
                         Class A Certificates, after reducing the principal balance of such Class A Certificates by principal distributions and losses on the Auction Distribution
                         Date.

                         With respect to each of the Class A-3, Class A-4, Class A-5 and Class A-6 Certificates, the sum of (i) the principal balance of the related Class A Certificates, after reducing the principal balance of such Class A Certificates by the related principal distributions and losses on the Auction Distribution Date and (ii) accrued interest on such Class A Certificates from the first day of the month in which the Auction Distribution Date occurs, up to but excluding the Auction Distribution Date.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

WaMu Mortgage Pass-Through Certificates, Series 2003-AR11
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

Mortgage Loans:          As of the Cut-off Date, the aggregate principal balance
                         of the mortgage loans described herein is approximately
                         $577,912,322.11 (the "Mortgage Loans"). The Mortgage
                         Loans are non-convertible, adjustable rate One Year CMT indexed mortgage loans with initial rate adjustments occurring approximately 60 months after the date of origination of each Mortgage Loan ("5/1 ARM"). Each
                         Mortgage Loan has an original term to maturity of 30 years.

                         As of the Cut-off Date, approximately 86.56% of the Mortgage Loans are scheduled to pay only interest for the first 5 years of their term and, thereafter, will pay scheduled principal, in addition to interest, in an amount sufficient to fully amortize each Mortgage Loan over its remaining 25 year term. The Mortgage Loans are secured by first liens on one- to four-family residential properties. See the attached collateral descriptions for more information.

Interest Only Classes:   The Class X-1 and Class X-2 Certificates will be
                         interest only certificates; they will not be entitled to payments of principal and will accrue interest on their respective Notional Amounts, as defined below under "Class X Notional Amounts".

                         Class X-1 Certificates will bear interest at an annual certificate interest rate equal to the excess, if any, of (i) the Net WAC over (ii) 4.000% until the distribution date in August 2008 (month 58) based on a Notional Amount and will initially be equal to [0.117%]. After the distribution date in August 2008, the Class X-1 Certificates will not be entitled to distributions of any kind and will have a Notional Amount equal to zero.

                         Class X-2 Certificates will bear interest at an annual certificate interest rate equal to the excess, if any, between (i) the lesser of (x) the Net WAC and (y) 4.000% over (ii) the weighted average of the annual certificate interest rates on the Sequential Senior Certificates (excluding the Class A-3 Certificates) until the distribution date in August 2008 (month 58) based on a Notional Amount and will initially be equal to [0.869%]. After the distribution date in August 2008, the Class X-2 Certificates will not be entitled to distributions of any kind and will have a Notional Amount equal to zero.

                         (Note: The certificate interest rate of the Class A-3 Certificates is equal to 4.000%, therefore such class will not contribute any excess interest to the certificate interest rate of the Class X-2 Certificates, or have any bearing on the Class X-2 Notional Amount.)

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

WaMu Mortgage Pass-Through Certificates, Series 2003-AR11
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

Class X
Notional Amount:         The Class X-1 and Class X-2 Certificates will accrue
                         interest on their respective Notional Amount.

                         For each Distribution Date on or before August 2008 (month 58), the Notional Amount for the Class X-1 Certificates will be equal to the aggregate Class Principal Balance of the Sequential Senior Certificates immediately before such Distribution Date. After the Distribution Date in August 2008, the Class X-1 Certificates will have a Notional Amount equal to zero and will not be entitled to distributions of any kind.

                         For each Distribution Date on or before August 2008 (month 58), the Notional Amount for the Class X-2 Certificates will be equal to the aggregate Class Principal Balance of the Sequential Senior Certificates (excluding the Class A-3 Certificates) immediately before such Distribution Date. After the Distribution Date in August 2008, the Class X-2 Certificates will have a Notional Amount equal to zero and will not be entitled to distributions of any kind.

Last Scheduled
Distribution Date:       The Last Scheduled Distribution Date for the
                         Certificates (other than the Class X Certificates) is the Distribution Date in October 2033, which is the Distribution Date in the month after the scheduled maturity date for the latest maturing Mortgage Loan.

                         The Last Scheduled Distribution Date for the Class X-1 Certificates is the Distribution Date in August 2008, which is the last Distribution Date on which the Class X-1 Certificates are entitled to receive distributions of interest. The Last Scheduled Distribution Date for the Class X-2 Certificates is the Distribution Date in August 2008, which is the last Distribution Date on which the Class X-2 Certificates are entitled to receive distributions of interest.

Net Mortgage Rate:       The Net Mortgage Rate for each mortgage loan is equal
                         to the per annum mortgage interest rate on that mortgage loan less the sum of the master servicing fee rate and servicing fee rate.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

WaMu Mortgage Pass-Through Certificates, Series 2003-AR11
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

Net WAC: The Net WAC for any Distribution Date is the weighted average of the Net Mortgage Rates of the mortgage loans as of the second preceding Due Date after giving effect to the payments due on the mortgage loans on that Due Date.

                         As of the Statistical Calculation Date and with respect to the Statistical Calculation Mortgage Loans, the Net WAC for the initial Distribution Date in November 2003 is expected to be approximately [4.117%].

Due Date:                The day on which the monthly payment for each Mortgage
                         Loan is due is the "Due Date".

Prior Period:            With respect to any Distribution Date, the calendar
                         month immediately preceding such Distribution Date is the "Prior Period."

Payoffs:                 Payoffs are prepayments in full.

Curtailments:            Curtailments are partial prepayments on a mortgage
                         loan.

Advancing Obligation:    The Master Servicer is obligated to advance delinquent
                         mortgagor payments through the date of liquidation of an REO property to the extent they are deemed recoverable.

Compensating Interest:   Washington Mutual Mortgage Securities Corp., as Master
                         Servicer, is obligated to remit to the Certificate
                         Account on the business day before each Distribution
                         Date an amount equal to the lesser of (a) any shortfall for the previous month in interest collections resulting from the timing of Payoffs made from the 15th day of the calendar month preceding the Distribution
                         Date to the last day of the month and (b) the applicable monthly master servicing fee payable to Washington Mutual Mortgage Securities Corp., any reinvestment income realized by Washington Mutual
                         Mortgage Securities Corp., as Master Servicer, relating to Payoffs made during the Prepayment Period (as defined below) and interest payments on Payoffs received during the period of the first day through the 14th day of the month of the Distribution Date.
                         Compensating Interest will be added to the Available
                         Distribution Amount.

                         Any remaining shortfall in interest collections resulting from Curtailments, the timing of Payoffs and the Relief Act will be allocated pro rata to the certificates, according to the amount of interest to which each class of certificates would otherwise be entitled, in each case, in reduction of that amount.

Prepayment Period:       For each Distribution Date and each Payoff, the
                         "Prepayment Period" will start on the 15th day of the month preceding the month in which the Distribution
                         Date occurs (or, in the case of the first Distribution
                         Date, beginning on the Cut-off Date) and will end on the 14th day of the month in which the Distribution
                         Date occurs. For each Distribution Date and each Curtailment, the related "Prepayment Period" will be the month preceding the month in which the Distribution
                         Date occurs.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

WaMu Mortgage Pass-Through Certificates, Series 2003-AR11
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

Senior Certificate
Interest Payable:        The Senior Certificates will generally accrue interest
                         at the fixed interest rates set forth on page 3. With respect to any Distribution Date on or prior to the Auction Distribution Date, to the extent that the Net
                         WAC for a Distribution Date is less than the fixed interest rate for a given class of Sequential Senior
                         Certificates (a "Capped Class", excluding the Class A-3
                         Certificates), such class may receive interest up to the amount of interest shortfall it would have incurred had its interest rate for such Distribution Date been limited by the Net WAC (the "Net WAC Shortfall").

                         The interest payable on a Capped Class may be increased by an amount up to its Net WAC Shortfall by redirecting interest otherwise payable to the Class X-2 Certificates for such Distribution Date. The aggregate amount of such Class X-2 interest available to pay Net WAC Shortfalls is referred to as the "Available Class X-2 Redirected Amount".

                         The additional interest payable to each Capped Class to cover its Net WAC Shortfall (the "Cap Coverage Amount") is equal to the lesser of (a) its Net WAC Shortfall and
                         (b) the product of (x) the Available Class X-2 Redirected Amount and (y) the ratio of its Net WAC Shortfall to the aggregate Net WAC Shortfall for all Capped Classes. The interest rate paid to each Capped Class including its Cap Coverage Amount is equal to its Adjusted Net WAC Cap, as defined below.

Adjusted Net WAC Cap:    With respect to any Capped Class, the sum of (i) the
                         Net WAC and (ii) the product of 12 and a fraction, the numerator of which is its Cap Coverage Amount and the denominator of which is the principal balance of such Class immediately prior to such Distribution Date.

Credit Enhancement:      Senior/subordinate, shifting interest structure. The
                         initial credit enhancement for the Class A Certificates will consist of the subordination of the Class B
                         Certificates, initially [2.80]% total subordination.

                         The initial credit enhancement information shown below is subject to final rating agency approval:

                                       Subordination of Class B Certificates
                                       -------------------------------------
                         Priority of       -----------------------          Order of
                         Payment                   Class A                  Loss
                                           Credit Support (2.80%)           Allocation
                                           -----------------------
                                                   Class B-1
                                           Credit Support (1.75%)
                                           -----------------------
                                                   Class B-2
                                           Credit Support (0.95%)
                                           -----------------------
                                                   Class B-3
                                           Credit Support (0.55%)
                                           -----------------------
                                                   Class B-4
                                           Credit Support (0.40%)
                                           -----------------------
                                                   Class B-5
                                           Credit Support (0.25%)
                                           -----------------------
                                                   Class B-6
                                           Credit Support (0.00%)
                                           -----------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

WaMu Mortgage Pass-Through Certificates, Series 2003-AR11
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

Shifting Interest:       Until the first Distribution Date occurring after
                         October 2010, the Subordinate Certificates will be locked out from receipt of unscheduled principal
                         (unless the Senior Certificates (other than the Class X
                         Certificates) are paid down to zero or the credit enhancement provided by the Subordinate Certificates has doubled prior to such date as described below).
                         After such time and subject to collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive their increasing portions of unscheduled principal.

                         The prepayment percentages on the Subordinate Certificates are as follows:

                                                        Unscheduled Principal
                         Periods:                            Payments (%)
                         --------                       ---------------------
                         November 2003 - October 2010      0% Pro Rata Share
                         November 2010 - October 2011     30% Pro Rata Share
                         November 2011 - October 2012     40% Pro Rata Share
                         November 2012 - October 2013     60% Pro Rata Share
                         November 2013 - October 2014     80% Pro Rata Share
                         November 2014 and after         100% Pro Rata Share

                         Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate Certificates doubles (from the initial credit enhancement) unscheduled principal payments will be paid pro-rata between the Senior Certificates (other than the Class X Certificates) and Subordinate Certificates (subject to the performance triggers described in the prospectus supplement). However, if the credit enhancement provided by the Subordinate Certificates has doubled (subject to the performance triggers described in the prospectus supplement), (i) prior to the Distribution Date in November 2006, the Subordinate Certificates will be entitled to only 50% of their pro rata share of unscheduled principal payments or (ii) on or after the Distribution Date in November 2006, the Subordinate Certificates will be entitled to 100% of their pro rata share of unscheduled principal payments.

                         In the event the current senior percentage (aggregate principal balance of the Senior Certificates, divided by the aggregate principal balance of the Mortgage Loans) exceeds the applicable initial senior percentage (aggregate principal balance of the Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date), the Senior Certificates (other than the Class X Certificates) will receive all unscheduled prepayments for the Mortgage Loans, regardless of any prepayment percentages.

Allocation of
Realized Losses:         Any realized losses, other than excess losses, on the
                         Mortgage Loans will be allocated as follows: first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case until the respective class principal balance has been reduced to zero; thereafter pro rata to the Senior Certificates until each respective class principal balance has been reduced to zero.

                         Excess losses (bankruptcy, special hazard and fraud losses in excess of the amounts established by the rating agencies) will be allocated to the Certificates (other than the Class X Certificates) on a pro rata basis.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

WaMu Mortgage Pass-Through Certificates, Series 2003-AR11
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

Certificates Priority
   of Distributions:     Available funds from the Mortgage Loans will be
                         distributed in the following order of priority:

                         1) Senior Certificates, accrued and unpaid interest, at the related Certificate Interest Rate;

                         2) Class R Certificate, principal, until its class principal balance is reduced to zero;

                         3) Sequentially to Class A1, A2, A3, A4, A5, and A6 Certificates, in that order, until its respective class principal balance is reduced to zero;

                         4) Class B-1 Certificates, accrued and unpaid interest at the Class B-1 Certificate Interest Rate;

                         5) Class B-1 Certificates, principal allocable to such Class, until its class principal balance has been reduced to zero;

                         6) Class B-2 Certificates, accrued and unpaid interest at the Class B-2 Certificate Interest Rate;

                         7) Class B-2 Certificates, principal allocable to such Class, until its class principal balance has been reduced to zero;

                         8) Class B-3 Certificates, accrued and unpaid interest at the Class B-3 Certificate Interest Rate;

                         9) Class B-3 Certificates, principal allocable to such Class, until its class principal balance has been reduced to zero;

                         10) Class B-4, Class B-5 and Class B-6 Certificates, in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and the respective shares of principal allocable to such Classes;

                         11)  Class R Certificate, any remaining amount.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

WaMu Mortgage Pass-Through Certificates, Series 2003-AR11
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Lehman Brothers in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Lehman Brothers and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Lehman Brothers nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Lehman Brothers Trading Desk at (212) 526-8320.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

WaMu Mortgage Pass-Through Certificates, Series 2003-AR11
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

                                Yield Tables (%)

Class A-1 to Auction Distribution Date
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
Flat Price                                 10% CPR    15% CPR    20% CPR    25% CPR    30% CPR    40% CPR
==========================================================================================================
   100-00                                   1.565      1.565      1.565      1.565      1.565      1.565
==========================================================================================================
WAL (yr)                                     1.01       0.67       0.50       0.40       0.33       0.24
MDUR (yr)                                    0.99       0.66       0.49       0.39       0.32       0.24
First Prin Pay                             11/25/03   11/25/03   11/25/03   11/25/03   11/25/03   11/25/03
Last Prin Pay                              11/25/05   02/25/05   10/25/04   08/25/04   06/25/04   04/25/04
----------------------------------------------------------------------------------------------------------

Class A-2 to Auction Distribution Date
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
Flat Price                                 10% CPR    15% CPR    20% CPR    25% CPR    30% CPR    40% CPR
==========================================================================================================
   100-00                                   2.362      2.362      2.362      2.362      2.362      2.362
==========================================================================================================
WAL (yr)                                     2.58       1.70       1.25       0.98       0.80       0.57
MDUR (yr)                                    2.48       1.65       1.22       0.96       0.78       0.56
First Prin Pay                             11/25/05   02/25/05   10/25/04   08/25/04   06/25/04   04/25/04
Last Prin Pay                              12/25/06   11/25/05   04/25/05   12/25/04   10/25/04   06/25/04
----------------------------------------------------------------------------------------------------------

Class A-3 to Auction Distribution Date
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
Flat Price                                 10% CPR    15% CPR    20% CPR    25% CPR    30% CPR    40% CPR
==========================================================================================================
   100-00                                   3.183      3.148      3.120      3.089      3.057      2.986
==========================================================================================================
WAL (yr)                                     4.11       2.72       2.00       1.56       1.27       0.90
MDUR (yr)                                    3.79       2.57       1.91       1.50       1.23       0.87
First Prin Pay                             12/25/06   11/25/05   04/25/05   12/25/04   10/25/04   06/25/04
Last Prin Pay                              08/25/08   03/25/07   04/25/06   10/25/05   05/25/05   12/25/04
----------------------------------------------------------------------------------------------------------

Class A-4 to Auction Distribution Date
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
Flat Price                                 10% CPR     15% CPR   20% CPR     25% CPR   30% CPR     40% CPR
==========================================================================================================
   100-00                                   3.649      3.593      3.571      3.548      3.523      3.469
==========================================================================================================
WAL (yr)                                     4.82       4.09       3.00       2.34       1.89       1.34
MDUR (yr)                                    4.35       3.74       2.80       2.21       1.80       1.28
First Prin Pay                             08/25/08   03/25/07   04/25/06   10/25/05   05/25/05   12/25/04
Last Prin Pay                              08/25/08   08/25/08   04/25/07   07/25/06   01/25/06   05/25/05
----------------------------------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

WaMu Mortgage Pass-Through Certificates, Series 2003-AR11
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

                                Yield Tables (%)

Class A-5 to Auction Distribution Date
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
Flat Price                                 10% CPR     15% CPR   20% CPR     25% CPR   30% CPR     40% CPR
==========================================================================================================
   100-00                                   3.891      3.889      3.832      3.814      3.795      3.752
==========================================================================================================
WAL (yr)                                     4.82       4.82       4.12       3.20       2.58       1.82
MDUR (yr)                                    4.32       4.32       3.74       2.95       2.41       1.72
First Prin Pay                             08/25/08   08/25/08   04/25/07   07/25/06   01/25/06   05/25/05
Last Prin Pay                              08/25/08   08/25/08   08/25/08   07/25/07   10/25/06   11/25/05
----------------------------------------------------------------------------------------------------------

Class A-6 to Auction Distribution Date
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
Flat Price                                 10% CPR    15% CPR    20% CPR    25% CPR    30% CPR    40% CPR
==========================================================================================================
   100-00                                   3.810      3.810      3.809      3.796      3.783      3.758
==========================================================================================================
WAL (yr)                                     4.82       4.82       4.82       4.66       4.33       3.54
MDUR (yr)                                    4.33       4.33       4.33       4.20       3.92       3.25
First Prin Pay                             08/25/08   08/25/08   08/25/08   07/25/07   10/25/06   11/25/05
Last Prin Pay                              08/25/08   08/25/08   08/25/08   08/25/08   08/25/08   08/25/08
----------------------------------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

WaMu Mortgage Pass-Through Certificates, Series 2003-AR11
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

                     WaMu Mortgage Pass-Through Certificates
                                Series 2003-AR11
                      30 Year 5/1 Hybrid ARM Mortgage Loans
            Preliminary Collateral Information As of the Cut-Off Date

TOTAL CURRENT BALANCE:       $577,912,322.11
NUMBER OF LOANS:                         812

                                                       Minimum                Maximum
AVG CURRENT BALANCE:         $    711,714.68          $200,000.00          $1,500,000.00
AVG ORIGINAL BALANCE:        $    714,121.47          $322,705.00          $1,500,000.00

WAVG LOAN RATE:                        4.517%               3.500%                 5.500%
WAVG GROSS MARGIN:                     2.751%               2.250%                 3.125%
WAVG MAXIMUM LOAN RATE:                9.522%               8.500%                10.500%
WAVG PERIODIC RATE CAP:                2.000%               2.000%                 2.000%
WAVG FIRST RATE CAP:                   5.000%               5.000%                 5.000%

WAVG ORIGINAL LTV:                     62.38%               15.40%                 95.00%

WAVG CREDIT SCORE:                       747                  620                    849

WAVG ORIGINAL TERM:                    360.0 months         360.0 months           360.0 months
WAVG REMAINING TERM:                   358.0 months         348.0 months           359.0 months
WAVG SEASONING:                          2.0 months           1.0 months            12.0 months

WAVG NEXT RATE RESET:                   58.0 months          48.0 months            59.0 months
WAVG RATE ADJ FREQ:                     12.0 months          12.0 months            12.0 months
WAVG FIRST RATE ADJ FREQ:               58.0 months          48.0 months            59.0 months

TOP STATE CONC ($):          69.89% California, 4.24% New York, 3.16% Illinois
MAXIMUM ZIP CODE CONC ($):   2.41% 95070

FIRST PAY DATE:                                 November 01, 2002         October 01, 2003
RATE CHANGE DATE:                                October 01, 2007       September 01, 2008
MATURE DATE:                                     October 01, 2032       September 01, 2033

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

WaMu Mortgage Pass-Through Certificates, Series 2003-AR11
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

                                                                                % of Aggregate
                                             Number of     Principal Balance   Principal Balance
INDEX:                                    Mortgage Loans      Outstanding         Outstanding
------------------------------------------------------------------------------------------------
1 Year CMT (Weekly)                            812          $577,912,322.11         100.00%
------------------------------------------------------------------------------------------------
Total:                                         812          $577,912,322.11         100.00%
================================================================================================

                                                                                % of Aggregate
                                             Number of     Principal Balance   Principal Balance
PRODUCT:                                  Mortgage Loans      Outstanding         Outstanding
------------------------------------------------------------------------------------------------
5/1 ARM                                        812          $577,912,322.11         100.00%
------------------------------------------------------------------------------------------------
Total:                                         812          $577,912,322.11         100.00%
================================================================================================

                                                                                % of Aggregate
                                             Number of     Principal Balance   Principal Balance
DELINQUENCY:                              Mortgage Loans      Outstanding         Outstanding
------------------------------------------------------------------------------------------------
Current                                        812          $577,912,322.11         100.00%
------------------------------------------------------------------------------------------------
Total:                                         812          $577,912,322.11         100.00%
================================================================================================

                                                                                % of Aggregate
                                             Number of     Principal Balance   Principal Balance
CURRENT BALANCE ($):                      Mortgage Loans      Outstanding         Outstanding
------------------------------------------------------------------------------------------------
100,000.01 - 200,000.00                          1          $    200,000.00           0.03%
300,000.01 - 400,000.00                        109            40,041,879.40           6.93
400,000.01 - 500,000.00                        151            69,361,854.40          12.00
500,000.01 - 600,000.00                        126            70,010,907.22          12.11
600,000.01 - 700,000.00                         98            63,778,875.63          11.04
700,000.01 - 800,000.00                         68            51,766,112.75           8.96
800,000.01 - 900,000.00                         57            49,105,844.09           8.50
900,000.01 - 1,000,000.00                       74            72,522,450.28          12.55
1,000,000.01 - 1,100,000.00                     31            32,950,487.04           5.70
1,100,000.01 - 1,200,000.00                     23            26,659,286.72           4.61
1,200,000.01 - 1,300,000.00                     25            31,638,565.09           5.47
1,300,000.01 - 1,400,000.00                     22            30,015,314.65           5.19
1,400,000.01 - 1,500,000.00                     27            39,860,744.84           6.90
------------------------------------------------------------------------------------------------
Total:                                         812          $577,912,322.11         100.00%
================================================================================================

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

WaMu Mortgage Pass-Through Certificates, Series 2003-AR11
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

                                                                                % of Aggregate
                                             Number of     Principal Balance   Principal Balance
LOAN RATE (%):                            Mortgage Loans      Outstanding         Outstanding
------------------------------------------------------------------------------------------------
3.251 - 3.500                                    1          $    558,234.79           0.10%
3.501 - 3.750                                    4             2,638,782.05           0.46
3.751 - 4.000                                   39            26,910,582.03           4.66
4.001 - 4.250                                  103            71,964,352.73          12.45
4.251 - 4.500                                  316           240,850,502.98          41.68
4.501 - 4.750                                  250           177,970,060.78          30.80
4.751 - 5.000                                   72            43,126,169.19           7.46
5.001 - 5.250                                   20            10,253,547.37           1.77
5.251 - 5.500                                    7             3,640,090.19           0.63
------------------------------------------------------------------------------------------------
Total:                                         812          $577,912,322.11         100.00%
================================================================================================

                                                                                % of Aggregate
                                             Number of     Principal Balance   Principal Balance
GROSS MARGIN (%):                         Mortgage Loans      Outstanding         Outstanding
------------------------------------------------------------------------------------------------
2.001 - 2.500                                    1          $    340,179.02           0.06%
2.501 - 3.000                                  808           575,989,066.38          99.67
3.001 - 3.500                                    3             1,583,076.71           0.27
------------------------------------------------------------------------------------------------
Total:                                         812          $577,912,322.11         100.00%
================================================================================================

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

WaMu Mortgage Pass-Through Certificates, Series 2003-AR11
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

                                                                                % of Aggregate
                                             Number of     Principal Balance   Principal Balance
MAXIMUM LOAN RATE (%):                    Mortgage Loans      Outstanding         Outstanding
------------------------------------------------------------------------------------------------
8.251 - 8.500                                    1          $    558,234.79           0.10%
8.501 - 8.750                                    3             1,941,954.87           0.34
8.751 - 9.000                                   38            26,413,299.56           4.57
9.001 - 9.250                                  101            71,069,352.73          12.30
9.251 - 9.500                                  316           240,884,956.14          41.68
9.501 - 9.750                                  249           177,607,976.00          30.73
9.751 - 10.000                                  74            44,320,278.84           7.67
10.001 - 10.250                                 20            10,253,547.37           1.77
10.251 - 10.500                                 10             4,862,721.81           0.84
------------------------------------------------------------------------------------------------
Total:                                         812          $577,912,322.11         100.00%
================================================================================================

                                                                                % of Aggregate
                                             Number of     Principal Balance   Principal Balance
FIRST RATE CAP (%):                       Mortgage Loans      Outstanding         Outstanding
------------------------------------------------------------------------------------------------
5.000                                          812          $577,912,322.11         100.00%
------------------------------------------------------------------------------------------------
Total:                                         812          $577,912,322.11         100.00%
================================================================================================

                                                                                % of Aggregate
                                             Number of     Principal Balance   Principal Balance
PERIODIC RATE CAP (%):                    Mortgage Loans      Outstanding        Outstanding
------------------------------------------------------------------------------------------------
2.000                                          812          $577,912,322.11         100.00%
------------------------------------------------------------------------------------------------
Total                                          812          $577,912,322.11         100.00%
================================================================================================

                                                                                % of Aggregate
                                             Number of     Principal Balance   Principal Balance
ORIGINAL TERM (months):                   Mortgage Loans      Outstanding         Outstanding
------------------------------------------------------------------------------------------------
360                                            812          $577,912,322.11         100.00%
------------------------------------------------------------------------------------------------
Total:                                         812          $577,912,322.11         100.00%
================================================================================================

                                                                                % of Aggregate
                                             Number of     Principal Balance   Principal Balance
REMAINING TERM (months):                  Mortgage Loans      Outstanding         Outstanding
------------------------------------------------------------------------------------------------
337 - 348                                        2          $    994,126.97           0.17%
349 - 360                                      810           576,918,195.14          99.83
------------------------------------------------------------------------------------------------
Total:                                         812          $577,912,322.11         100.00%
================================================================================================

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

WaMu Mortgage Pass-Through Certificates, Series 2003-AR11
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

                                                                              % of Aggregate
                                           Number of     Principal Balance   Principal Balance
FIRST RATE ADJUSTMENT DATE:             Mortgage Loans      Outstanding         Outstanding
----------------------------------------------------------------------------------------------
2007-10                                         2         $    994,126.97           0.17%
2007-12                                         1              330,898.52           0.06
2008-01                                         1              499,933.09           0.09
2008-02                                         1              356,721.75           0.06
2008-04                                         2              944,694.65           0.16
2008-05                                         5            4,201,612.16           0.73
2008-06                                        12            6,240,263.34           1.08
2008-07                                        42           27,407,925.99           4.74
2008-08                                       652          474,879,096.81          82.17
2008-09                                        94           62,057,048.83          10.74
----------------------------------------------------------------------------------------------
Total:                                        812         $577,912,322.11         100.00%
==============================================================================================

                                                                              % of Aggregate
                                           Number of     Principal Balance   Principal Balance
ORIGINAL LTV (%):                       Mortgage Loans      Outstanding         Outstanding
----------------------------------------------------------------------------------------------
15.01 - 20.00                                   3         $  1,517,040.99           0.26%
20.01 - 25.00                                   6            5,130,000.00           0.89
25.01 - 30.00                                  26           19,529,342.72           3.38
30.01 - 35.00                                  15           13,789,942.35           2.39
35.01 - 40.00                                  20           16,681,530.56           2.89
40.01 - 45.00                                  39           27,949,700.20           4.84
45.01 - 50.00                                  40           30,601,595.92           5.30
50.01 - 55.00                                  50           40,371,402.73           6.99
55.01 - 60.00                                  59           44,426,556.30           7.69
60.01 - 65.00                                  92           74,420,568.09          12.88
65.01 - 70.00                                 149          121,537,704.86          21.03
70.01 - 75.00                                 148           97,101,304.19          16.80
75.01 - 80.00                                 150           78,742,055.64          13.63
85.01 - 90.00                                   9            3,687,637.39           0.64
90.01 - 95.00                                   6            2,425,940.17           0.42
----------------------------------------------------------------------------------------------
Total:                                        812         $577,912,322.11         100.00%
==============================================================================================

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

WaMu Mortgage Pass-Through Certificates, Series 2003-AR11
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

                                                                              % of Aggregate
                                           Number of     Principal Balance   Principal Balance
CREDIT SCORE:                           Mortgage Loans      Outstanding         Outstanding
----------------------------------------------------------------------------------------------
600 - 649                                      17         $  7,244,124.11           1.25%
650 - 699                                      38           20,789,545.85           3.60
700 - 749                                     343          254,370,286.07          44.02
750 - 799                                     399          283,455,321.05          49.05
800 - 849                                      15           12,053,045.03           2.09
----------------------------------------------------------------------------------------------
Total:                                        812         $577,912,322.11         100.00%
==============================================================================================

                                                                              % of Aggregate
                                           Number of     Principal Balance   Principal Balance
AMORTIZATION:                           Mortgage Loans      Outstanding         Outstanding
----------------------------------------------------------------------------------------------
Fully  Amortizing                             157         $ 77,664,212.77          13.44%
Interest Only                                 655          500,248,109.34          86.56
----------------------------------------------------------------------------------------------
Total:                                        812         $577,912,322.11         100.00%
==============================================================================================

                                                                              % of Aggregate
                                           Number of     Principal Balance   Principal Balance
DOCUMENTATION:                          Mortgage Loans      Outstanding         Outstanding
----------------------------------------------------------------------------------------------
Reduced                                       482         $375,703,830.15          65.01%
Full                                          330          202,208,491.96          34.99
----------------------------------------------------------------------------------------------
Total:                                        812         $577,912,322.11         100.00%
==============================================================================================

                                                                              % of Aggregate
                                           Number of     Principal Balance   Principal Balance
OCCUPANCY:                              Mortgage Loans      Outstanding         Outstanding
----------------------------------------------------------------------------------------------
Primary Home                                  758         $546,496,062.98          94.56%
Second Home                                    52           30,617,885.44           5.30
Investment                                      2              798,373.69           0.14
----------------------------------------------------------------------------------------------
Total:                                        812         $577,912,322.11         100.00%
==============================================================================================

                                                                              % of Aggregate
                                           Number of     Principal Balance   Principal Balance
PROPERTY TYPE:                          Mortgage Loans      Outstanding         Outstanding
----------------------------------------------------------------------------------------------
Single Family                                 714         $519,989,474.87          89.98%
Condo                                          86           49,896,081.36           8.63
Coop                                           11            7,578,000.00           1.31
2 Family                                        1              448,765.88           0.08
----------------------------------------------------------------------------------------------
Total:                                        812         $577,912,322.11         100.00%
==============================================================================================

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

WaMu Mortgage Pass-Through Certificates, Series 2003-AR11
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

                                                                              % of Aggregate
                                           Number of     Principal Balance   Principal Balance
PURPOSE:                                Mortgage Loans      Outstanding         Outstanding
----------------------------------------------------------------------------------------------
Rate/Term Refinance                           472         $352,264,856.73          60.95%
Cash Out Refinance                            173          121,708,749.74          21.06
Purchase                                      167          103,938,715.64          17.99
----------------------------------------------------------------------------------------------
Total:                                        812         $577,912,322.11         100.00%
==============================================================================================

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

WaMu Mortgage Pass-Through Certificates, Series 2003-AR11
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

                                                                                 % of Aggregate
                                              Number of     Principal Balance   Principal Balance
GEOGRAPHIC AREA:                           Mortgage Loans      Outstanding         Outstanding
-------------------------------------------------------------------------------------------------
Arizona                                           23         $ 14,517,588.00            2.51%
California                                       549          403,896,736.85           69.89
Colorado                                          22           14,549,366.87            2.52
Connecticut                                       17           14,268,719.37            2.47
Florida                                           18           11,276,705.01            1.95
Georgia                                            2            1,743,000.00            0.30
Idaho                                              1            1,500,000.00            0.26
Illinois                                          30           18,255,284.51            3.16
Indiana                                            1              992,491.35            0.17
Kansas                                             1              750,000.00            0.13
Maryland                                           5            2,587,218.56            0.45
Massachusetts                                     20           12,644,626.60            2.19
Michigan                                          21           11,945,541.58            2.07
Minnesota                                          3            2,020,914.06            0.35
Missouri                                           1              382,696.58            0.07
Montana                                            1              600,000.00            0.10
Nevada                                             9            7,220,924.26            1.25
New Jersey                                         8            5,195,577.04            0.90
New Mexico                                         1              393,000.00            0.07
New York                                          33           24,525,283.87            4.24
North Carolina                                     3            2,293,484.12            0.40
Ohio                                               2              878,000.00            0.15
Pennsylvania                                       2              888,707.06            0.15
South Carolina                                     4            2,187,750.00            0.38
Texas                                              5            3,376,257.49            0.58
Utah                                               3            2,420,000.00            0.42
Virginia                                           6            3,593,248.11            0.62
Washington                                        20           12,426,951.28            2.15
Wisconsin                                          1              582,249.54            0.10
-------------------------------------------------------------------------------------------------
Total:                                           812         $577,912,322.11          100.00%
=================================================================================================

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

WaMu Mortgage Pass-Through Certificates, Series 2003-AR11
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

                                                                                  % of Aggregate
                                              Number of     Principal Balance   Principal Balance
NORTH/SOUTH CA BREAKOUT:                   Mortgage Loans      Outstanding         Outstanding
-------------------------------------------------------------------------------------------------
CA-N                                             342         $248,225,710.43           42.95%
CA-S                                             207          155,671,026.42           26.94
Other                                            263          174,015,585.26           30.11
-------------------------------------------------------------------------------------------------
Total:                                           812         $577,912,322.11          100.00%
=================================================================================================

                                                                                  % of Aggregate
                                              Number of     Principal Balance   Principal Balance
TOP 50 PROP ZIP (CA)                       Mortgage Loans      Outstanding         Outstanding
-------------------------------------------------------------------------------------------------
95070 SARATOGA                                   16           $13,935,597.97          3.45%
94025 MENLO PARK                                 12             9,888,543.80          2.45
94022 LOS ALTOS                                   8             8,260,861.36          2.05
90049 LOS ANGELES                                 7             8,138,999.99          2.02
95120 SAN JOSE                                   11             7,486,705.40          1.85
94062 WOODSIDE                                    6             6,886,881.00          1.71
92130 SAN DIEGO                                  11             6,870,613.08          1.70
90266 MANHATTAN BEACH                             6             5,099,427.08          1.26
94123 SAN FRANCISCO                               6             5,044,861.35          1.25
94539 FREMONT                                     6             4,924,397.17          1.22
95030 LOS GATOS                                   5             4,669,354.17          1.16
90069 LOS ANGELES                                 4             4,615,000.00          1.14
94028 PORTOLA VALLEY                              4             4,375,000.00          1.08
90265 MALIBU                                      4             4,361,000.00          1.08
92067 RANCHO SANTA FE                             4             4,356,079.73          1.08
94507 ALAMO                                       4             4,234,896.05          1.05
94301 PALO ALTO                                   4             4,082,610.24          1.01
94566 PLEASANTON                                  5             4,076,793.56          1.01
94558 NAPA                                        4             4,065,500.00          1.01
92657 NEWPORT COAST                               3             4,015,257.88          0.99
92037 LA JOLLA                                    5             4,011,500.00          0.99
94506 DANVILLE                                    5             3,988,000.00          0.99
94611 PIEDMONT                                    4             3,844,000.00          0.95
90046 LOS ANGELES                                 4             3,786,976.00          0.94
94024 LOS ALTOS                                   5             3,743,775.00          0.93
91356 TARZANA                                     4             3,635,500.00          0.90
92657 NEWPORT BEACH                               3             3,631,000.00          0.90
95032 LOS GATOS                                   5             3,469,250.00          0.86
92660 NEWPORT BEACH                               5             3,450,641.56          0.85
95014 CUPERTINO                                   4             3,334,767.78          0.83
94588 PLEASANTON                                  4             3,319,600.00          0.82
94549 LAFAYETTE                                   4             3,270,513.90          0.81

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

WaMu Mortgage Pass-Through Certificates, Series 2003-AR11
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

                                                                                 % of Aggregate
                                              Number of     Principal Balance   Principal Balance
TOP 50 PROP ZIP (CA) (Cont.)               Mortgage Loans      Outstanding         Outstanding
-------------------------------------------------------------------------------------------------
94010 HILLSBOROUGH                                 3            3,172,453.71            0.79
94062 REDWOOD CITY                                 5            3,036,283.36            0.75
92106 SAN DIEGO                                    3            2,905,000.00            0.72
94306 PALO ALTO                                    3            2,903,750.00            0.72
94941 MILL VALLEY                                  4            2,870,563.78            0.71
93108 SANTA BARBARA                                3            2,819,786.72            0.70
94402 SAN MATEO                                    4            2,811,042.57            0.70
94920 TIBURON                                      3            2,796,000.00            0.69
94949 NOVATO                                       4            2,793,096.22            0.69
94939 LARKSPUR                                     4            2,735,000.00            0.68
92127 SAN DIEGO                                    3            2,689,200.00            0.67
95125 SAN JOSE                                     4            2,666,500.00            0.66
95138 SAN JOSE                                     4            2,630,536.31            0.65
92253 LA QUINTA                                    5            2,593,314.79            0.64
92679 COTO DE CAZA                                 3            2,587,731.50            0.64
92024 ENCINITAS                                    3            2,581,750.00            0.64
92705 SANTA ANA                                    3            2,581,750.00            0.64
95003 APTOS                                        4            2,573,000.00            0.64
Other                                            302          191,276,073.82           47.36
-------------------------------------------------------------------------------------------------
Total:                                           549         $403,896,736.85          100.00%
=================================================================================================

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE